UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2015

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT		06382
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 862-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2	Financial Information
Item 2.02	Results of Operations and Financial Condition.

On July 20, 2015, the Mohegan Tribal Gaming Authority (the “Authority”) issued a press release announcing the preliminary operating results for its third quarter ended June 30, 2015. A copy of this press release is attached hereto as Exhibit 99.1. This press release and related information may also be found on the Authority’s website at www.mtga.com, under “Investor Relations/Financial News.”

The unaudited preliminary operating results for the quarter ended June 30, 2015 included in Exhibit 99.1, attached hereto, have been prepared by, and are the responsibility of, the Authority’s management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled or performed any procedures with respect to this information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. This information, while based on the Authority’s good faith expectations as of the date of this Current Report based on a preliminary analysis, is not final and may change as the Authority continues its analysis.

The information in this Item, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 8	Other Events
Item 8.01	Other Events.

On July 20, 2015, the Authority issued a press release announcing its intent to pursue a refinancing transaction for a majority of its outstanding 11.0% senior subordinated notes due 2018. A copy of this press release is attached hereto as Exhibit 99.2. This press release and related information also may be found on the Authority’s website at www.mtga.com, under “Investor Relations/Financial News.”

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished as part of this Current Report:

99.1 Press Release of the Mohegan Tribal Gaming Authority, dated July 20, 2015.

The following exhibit is filed as part of this Current Report:

99.2 Press Release of the Mohegan Tribal Gaming Authority, dated July 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY

Date: July 23, 2015	By:	/s/ Ralph James Gessner, Jr.
Ralph James Gessner, Jr.
Vice Chairman, Management Board